Exhibit 10.03

FIRST AMENDMENT
TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of September 22, 2006, by and among ENTERCOM RADIO, LLC, a Delaware limited liability company (the “Borrower”), ENTERCOM COMMUNICATIONS CORP., a Pennsylvania corporation (the “Parent”), KEYBANK NATIONAL ASSOCIATION, individually and as Administrative Agent and L/C Issuer (the “Administrative Agent”), BANK OF AMERICA, N.A., individually and as Syndication Agent (“Syndication Agent”), and the other Lenders party hereto.

RECITALS

A.            The Borrower, the Parent, the Administrative Agent, the Syndication Agent, and the Lenders parties thereto entered into that certain First Amended and Restated Credit Agreement dated as of August 12, 2004 (as the same may be amended, restated or modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B.            The Borrower has requested certain amendments to the Credit Agreement.

C.            The Borrower and the Required Lenders have agreed, subject to the terms and conditions specified herein, to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.              AMENDMENTS.

Subject to the covenants, terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Borrower made herein, the undersigned Lenders (which Lenders constitute the Required Lenders required under Section 10.01 of the Credit Agreement to effect the following amendments) amend the Credit Agreement as follows:

(a)            Section 1.1 of the Credit Agreement is hereby amended by adding the definitions of “First Amendment” and “First Amendment Effective Date” in alphabetical order as provided below:

“First Amendment” means that certain First Amendment to First Amended and Restated Credit Agreement, dated as of September 22, 2006, among the Borrower, the Lenders party thereto, the Administrative Agent and the Syndication Agent.

“First Amendment Effective Date” means the date that all of the conditions precedent set forth in Section 3 of the First Amendment have been satisfied.

(b)            Section 6.15 of the Credit Agreement is hereby amended by deleting such section in its entirety.

Section 2.              REPRESENTATIONS AND WARRANTIES.

By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a)            (i) the Borrower has full power and authority to execute and deliver this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower, and (iii) this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors’ rights generally);

(b)            there exists no Default under the Credit Agreement both before and after giving effect to this Amendment;

(c)            the representations and warranties set forth in the Credit Agreement and other Loan Documents are true and correct in all material respects on the date hereof both before and after giving effect to this Amendment; except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(d)            the Borrower has complied in all material respects with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Documents by the date hereof;

(e)            the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect;

(f)             neither the execution, delivery and performance of this Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its properties are subject; and

(g)            no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the board of directors of the Borrower)

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not previously obtained is required for the execution, delivery or performance by the Borrower of this Amendment.

Section 3.             CONDITIONS PRECEDENT.

The parties hereto agree that the amendments set forth herein shall not be effective until the satisfaction in full of each of the following conditions precedent, each in a manner satisfactory to the Administrative Agent and the Lenders parties hereto in their sole discretion:

(a)            Execution and Delivery of this Amendment.  The Administrative Agent shall have received a copy of this Amendment executed and delivered by the Borrower, the Guarantors and by Lenders constituting the Required Lenders.

(b)            Representations and Warranties.  Each of the representations and warranties made herein shall be true and correct on and as of the date hereof, as if made on and as of such date, both before and after giving effect to the amendments set forth herein.

(c)            Other Documents, Certificates and Instruments.  The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, resolutions authorizing execution of this Amendment and such other documents, certificates and instruments as the Administrative Agent shall require.

Section 4.              MISCELLANEOUS.

(a)            Guarantors Acknowledgement.  By signing below, each Guarantor (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

(b)            Ratification and Confirmation of Loan Documents and Liens.  As a material inducement to the Lenders to agree to amend the Credit Agreement as set forth herein, the Borrower and the Guarantors hereby (i) ratify, acknowledge and confirm the continuing existence, validity and effectiveness of the Loan Documents (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors’ rights generally) to which they are parties, including, without limitation the Pledge Agreements and the Liens granted under the Pledge Agreement, (ii) agree that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Documents and Liens and (iii) acknowledge and agree that the Liens granted under the Pledge Agreements secure (A) the payment of the Obligations under the Loan Documents in the same priority as on the date such Liens were created and perfected, and (B) the performance and observance by the Borrower and the other Loan Parties of the covenants, agreements and conditions to be performed and observed by each under the Credit Agreement, as amended hereby.

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(c)            Fees and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and the other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

(d)            Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(e)            APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f)             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

(g)            FINAL AGREEMENT.  THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, THE NOTES, THE PLEDGE AGREEMENTS AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION THEREWITH, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

ENTERCOM RADIO, LLC

By:
Name:
Title:

BANK OF AMERICA, N.A., as Syndication Agent and a Lender

By:
Name:	Todd Shipley
Title:	Senior Vice President

KEYBANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer and a Lender

By:
Name:
Title:

HARRIS NESBITT FINANCING, INC. as a Lender and HARRIS NESBITT as Co-Documentation Agent

By:
Name:
Title:

JPMORGAN CHASE BANK,
as Co-Documentation Agent and a Lender

By:
Name:
Title:

SUNTRUST BANK, as Co-Documentation Agent and a Lender

By:
Name:
Title:

Signature Pages for Entercom Radio, LLC
First Amendment to First Amended and Restated Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION., NEW YORK, as a Lender

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:
Name:
Title:

MIZUHO CORPORATE BANK, LTD., as a Lender

By:
Name:
Title:

NATIONAL AUSTRALIA BANK LIMITED, A.C.N. 004 044 937, as a Lender

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as a Lender

By:
Name:
Title:

Signature Pages for Entercom Radio, LLC
First Amendment to First Amended and Restated Credit Agreement

THE BANK OF NEW YORK, as a Lender

By:
Name:
Title:

COMERICA BANK, as a Lender

By:
Name:
Title:

ING CAPITAL LLC, as a Lender

By:
Name:
Title:

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

UFJ BANK LIMITED, as a Lender

By:
Name:
Title:

MERRILL LYNCH CAPITAL CORPORATION, as a Lender

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:
Name:
Title:

Signature Pages for Entercom Radio, LLC
First Amendment to First Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

BNP PARIBAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:
ENTERCOM COMMUNICATIONS CORP.

By:
	Name:	John C. Donlevie
	Title:	Executive Vice President

DELAWARE EQUIPMENT HOLDINGS, LLC

ENTERCOM CAPITAL, INC.

ENTERCOM BOSTON 1 TRUST

ENTERCOM BOSTON LICENSE, LLC

ENTERCOM BOSTON, LLC

ENTERCOM BUFFALO LICENSE, LLC

ENTERCOM BUFFALO, LLC

ENTERCOM DENVER LICENSE, LLC

ENTERCOM DENVER, LLC

ENTERCOM GAINESVILLE LICENSE, LLC

ENTERCOM GAINESVILLE, LLC

ENTERCOM GREENSBORO LICENSE, LLC

ENTERCOM GREENSBORO, LLC

ENTERCOM GREENVILLE LICENSE, LLC

Signature Pages for Entercom Radio, LLC
First Amendment to First Amended and Restated Credit Agreement

ENTERCOM GREENVILLE, LLC

ENTERCOM INDIANAPOLIS LICENSE, LLC

ENTERCOM INDIANAPOLIS, LLC

ENTERCOM KANSAS CITY LICENSE, LLC

ENTERCOM KANSAS CITY, LLC

ENTERCOM LONGVIEW LICENSE, LLC

ENTERCOM LONGVIEW, LLC

ENTERCOM MADISON LICENSE, LLC

ENTERCOM MADISON, LLC

ENTERCOM MEMPHIS LICENSE, LLC

ENTERCOM MEMPHIS, LLC

ENTERCOM MILWAUKEE LICENSE, LLC

ENTERCOM MILWAUKEE, LLC

ENTERCOM NEW ORLEANS LICENSE, LLC

ENTERCOM NEW ORLEANS, LLC

ENTERCOM NEW YORK, INC.

ENTERCOM NORFOLK LICENSE, LLC

ENTERCOM NORFOLK, LLC

ENTERCOM PORTLAND LICENSE, LLC

ENTERCOM PORTLAND, LLC

ENTERCOM PROVIDENCE LICENSE, LLC

ENTERCOM PROVIDENCE, LLC

ENTERCOM ROCHESTER LICENSE, LLC

ENTERCOM ROCHESTER, LLC

ENTERCOM SACRAMENTO LICENSE, LLC

ENTERCOM SACRAMENTO, LLC

ENTERCOM SEATTLE LICENSE, LLC

ENTERCOM SEATTLE, LLC

ENTERCOM WICHITA LICENSE, LLC

ENTERCOM WICHITA, LLC

ENTERCOM WILKES-BARRE SCRANTON, LLC

ENTERCOM SPRINGFIELD, LLC

ENTERCOM SPRINGFIELD LICENSE, LLC

By:
	Name:	John C. Donlevie
	Title:	Executive Vice President

ENTERCOM INCORPORATED

By:
	Name:	John C. Donlevie
	Title:	President

Signature Pages for Entercom Radio, LLC
First Amendment to First Amended and Restated Credit Agreement